Acquisition of Nimbus	3 Months Ended
Mar. 31, 2026
Acquisition of Nimbus [Abstract]
ACQUISITION OF NIMBUS

NOTE 4 – ACQUISITION OF NIMBUS

On January 15, 2026, the Company consummated its acquisition (the “Nimbus Acquisition”) of 100% of Nimbus Drones Technologies and Marketing Ltd., an Israeli private company (“Nimbus”) specializing in unmanned aerial systems and services, pursuant to the terms of that certain Stock Purchase Agreement, dated January 15, 2026 (the “Nimbus Purchase Agreement”), by and among the Company, Nimbus and Elad Defense LLC (“Elad”). In connection with the closing of the Nimbus Acquisition, the Company issued to Elad as consideration (i) 1,850,000 shares of Common Stock and (ii) a $3,250,000 convertible 24-month note (the “Nimbus Note”) bearing 6% interest, which is convertible at the option of the holder at a fixed price of $2.00 per share. The Nimbus Note also prohibits the Company from issuing the holder shares that would result in the holder beneficially owning more than 4.99% of the outstanding shares of Common Stock. As of February 17, 2026, the Nimbus Note was converted into an aggregate of 1,625,000 shares of Common Stock.

The acquisition has been accounted for as a business combination under ASC 805, Business Combinations. The Company determined that Nimbus constitutes a business as defined under ASC 805 as the acquired set includes inputs, processes, and the ability to generate outputs.

The total consideration of the acquisition was calculated using a third-party appraiser at approximately $15,298 and is comprised of the following components:

1.	Share consideration consisting of 1,850,000 shares of the Company’s Common Stock, issued to Elad, with an estimated fair value of $6,753, based on Company’s closing share price of $3.65 on the acquisition date.

2.	The Nimbus Note, with an estimated fair value of approximately $8,545 thousand. The fair value of the Nimbus Note was estimated as of the acquisition date with the assistance of a third-party valuation specialist, considering the terms of the Nimbus Note, including the fixed conversion price of $2.00 per share, the Company’s closing share price of $3.65 on the acquisition date.

The Company completed the initial allocation of the purchase price to the identifiable assets acquired and liabilities assumed based on their estimated fair values as of the acquisition date. The following table summarizes the allocation of the purchase price as of January 15, 2026:

January 15, 2026
U.S. Dollars (in thousands)

Working capital	21
Long terms assets	2
Long term liabilities	(84)
Goodwill	15,359
Total consideration transferred	15,298

No separately identifiable intangible assets were recognized, as the Company, with the assistance of the valuation specialist, did not identify any material order backlog, customer relationships, proprietary technology or non-compete arrangements that met the recognition criteria under ASC 805.

Goodwill represents the excess of the purchase price over the fair value of the identifiable net liabilities assumed and is primarily attributable to expected synergies, future growth opportunities, assembled workforce and other intangible benefits that do not qualify for separate recognition. The goodwill recognized is not expected to be deductible for income tax purposes.

The acquisition was completed on January 15, 2026.